UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 23, 2019

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at Novo Integrated Sciences, Inc.’s (the “Company”) Annual Meeting by written consent of the stockholders effective October 23, 2019.

(a)	Robert Mattacchione was elected Chairman of the Board of Directors, and each of Pierre Dalcourt, Christopher David and Michael Gaynor was elected as a director, each to serve until his resignation or replacement, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
180,249,761 (1)	—	—	—

(1)	Represents 80.45% of the Company’s outstanding shares as of October 23, 2019. Represents shares owned by ALMC-ASAP Holdings, Inc. (128,934,704 shares, representing 57.55% of the Company’s outstanding shares as of October 23, 2019), 1218814 Ontario Inc. (33,877,929 shares, representing 15.12% of the Company’s outstanding shares as of October 23, 2019), and Michael Gaynor Family Trust (17,437,128 shares, representing 7.78% of the Company’s outstanding shares as of October 23, 2019). Votes from other stockholders were not solicited.

(b)	All prior actions taken by the Company’s stockholders and the Company’s board of directors during the previous 12 months were confirmed and ratified, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
180,249,761 (1)	—	—	—

(1)	Represents 80.45% of the Company’s outstanding shares as of October 23, 2019. Represents shares owned by ALMC-ASAP Holdings, Inc. (128,934,704 shares, representing 57.55% of the Company’s outstanding shares as of October 23, 2019), 1218814 Ontario Inc. (33,877,929 shares, representing 15.12% of the Company’s outstanding shares as of October 23, 2019), and Michael Gaynor Family Trust (17,437,128 shares, representing 7.78% of the Company’s outstanding shares as of October 23, 2019). Votes from other stockholders were not solicited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: October 24, 2019	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer